1/10/2014 1 J. P. Morgan Health Care Conference San Francisco Jan 13 - 15, 2014

Disclaimer

This presentation includes statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and ERBA Diagnostics, Inc. ("ERBA"), claims the protection of the safe-harbor for forward-looking statements contained in such act. The forward-looking statements in this presentation are also "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations that involve a number of risks and uncertainties. Although ERBA believes that the expectations contained in the forward-looking statements are based on reasonable assumptions, there is no assurance that expectations will be attained. Actual results could differ materially from those contemplated in the forward-looking statements as a result of a variety of risks and uncertainties, many of which are outside of ERBA's control. These risks and uncertainties include, but are not limited to, those relating to: ERBA's projected financial results, including, without limitation, that its projected revenue and net income may not be achieved and that its actual revenue and net income or loss may be materially different from the amounts set forth in this presentation; ERBA's relationships with Transasia Bio-Medicals Ltd. and ERBA Diagnostics Mannheim GmbH, including, without limitation, that such relationships will not result in the expansion of ERBA's customer or geographic markets, create the expected synergies for the companies, result in enhanced purchasing power or otherwise result in ERBA achieving improved financial performance or operating results and that Transasia, indirectly through its wholly owned subsidiary ERBA Mannheim, may not exercise any or all of the outstanding warrants to purchase shares of ERBA's common stock or otherwise provide funds to ERBA in the future; the in-vitro diagnostics market and the trends and projections related thereto, including, without limitation, that the in-vitro diagnostics market and consumer demand for in-vitro diagnostics products may not grow at the rates or in the markets anticipated or at all, and other expectations relating to market and customer trends may not be accurate; ERBA's product portfolio, including, without limitation, its suite of instrumentation and in-vitro diagnostic kits, as well as ERBA's sales strategy with respect to such products, including, without limitation, that ERBA may not be successful in bringing its products in development to market when expected or at all, that ERBA may not be successful in marketing its current or future products and that the products may not perform as expected or otherwise be a factor in ERBA's growth; and ERBA's growth strategy, including, without limitation, that ERBA may not be successful in expanding its products, customer base, markets or geographic presence, whether organically or through acquisitions, and that ERBA may not be successful in identifying or consummating acquisitions of, or integrating any acquired, businesses or products. ERBA also cautions that past performance and prior trends are not indicative of future results or trends. In addition to the risks and factors identified above, reference is also made to other risks and uncertainties detailed in ERBA's filings with the Securities and Exchange Commission, including, without limitation, those discussed in the "Risk Factors" sections of such filings. ERBA does not undertake, and specifically disclaims any obligation, to update or supplement any forward-looking statements, including, without limitation, to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

1/10/2014 2

1/10/2014 3 Company Overview • In - Vitro diagnostics business • Natural autoimmune antigens, raw material for the test kits • Instrumentation, including third - party instrumentation for Autoimmune, Infectious disease Diagnostics, Clinical Chemistry, Hematology and Diabetes diagnostics • Test kits for all instrumentation. • Erba is comprised of 6 wholly - owned operating subsidiaries • ImmunoVision , Inc., antigen business based in Springdale, Arkansas • Delta Biologicals S.r.l ., Elisa instrumentation business based in Rome, Italy • Diamedix Corporation, test kit business based in Miami, Florida • Drew Scientific Inc , Hematology and Diabetes instruments business based in Dallas, Texas • Jas Diagnostics Inc , Clinical Chemistry Reagents business based in Miami Lakes, Florida • ERBA Mexico: Latin American sales office based in Mexico City, Mexico • Diverse product portfolio • 200 FDA cleared products and 400 CE marked products, including OEM products • Markets to hospitals, reference labs and physician owned labs. • Transasia , a leading diagnostics company in India, currently owns approximately 82% of Erba • Relationship expected to expand Erba’s customer and geographic markets

1/10/2014 4 Trading Symbol ERB Corporate Headquarters Miami Lakes, FL Stock Price (1 - 4 - 2014), 52 - Week Range $0.75 to $4.13 Shares Outstanding (12 - 31 - 2013) 43.7M Market Capitalization (01/08/2014) $183M Daily Trading Volume (90 - day average at 12/31/2013) 150,000 Debt Outstanding (12 - 31 - 2013) $1.85 M Cash (at 12/31/13 projected) $3.3 M Revenue (2013 projected) $28M Insider Ownership ~82% Institutional Ownership ~5% Full - time Employees (12/31/2013) 126 Fiscal Year End December 31 Key Facts

1/10/2014 5 Equity (100,000,000 authorized) Non - Diluted Shares Avg Price Fully Diluted Common Stock 43,658,221 48,324,887 Stock Options Outstanding $1.10 1,220,870 Warrants, Expire June 2016 $0.75 19,400,000 Total 68,945,757 Debt Principal Balance Citi Bank Line of Credit (12.31.2013) $1,850,000 Total $1,850,000 Capitalization Table

Coagulation ……. A Comprehensive Product Portfolio

1/10/2014 7 ……. Supported by an Experienced Management Team Suresh Vazirani: Executive Chairman Suresh Vazirani was appointed to ERBA’s Board of Directors and named Executive Chairman of the Board of Directors on September 1, 2010. Since 1985, Mr. Vazirani has been the Chairman and Managing Director of Transasia Bio - Medicals Ltd., a diversified research and development based, export oriented in vitro diagnostics company headquartered in India, ERBA’s ultimate controlling shareholder. Additionally, Mr. Vazirani has served as the Chief Executive Officer of ERBA Diagnostics Mannheim GmbH, an in - vitro diagnostics company headquartered in Germany and wholly owned subsidiary of Transasia , since 2002 . Sanjiv Suri: Interim Chief Executive Officer Sanjiv Suri has served as a director on ERBA's Board of Directors since May 2013. Mr. Suri has served as President International Business of ERBA Diagnostics Mannheim GmbH since June 2011. Prior to that time, Mr. Suri had served in various leadership roles with Bio - Rad Laboratories since 1985.

1/10/2014 8 Mohan Gopalkrishnan : Vice President Operations Mohan Gopalkrishnan has served as ERBA’s Vice President – Operations since October 22, 2012. Prior to joining ERBA, Mr . Gopalkrishnan spent the last 15 years with Becton Dickinson in a number of leadership roles including as Senior Director with global responsibility for the pre - analytical systems business unit, Business Director of the Asia - Pacific region, ERP Leader of the Asia - Pacific region and General Manager of the medical/surgical division, India. Frank Matuszak : Vice President Sales Frank Matuszak Vice President - Sales joined the Company in October 2012, as part of the acquisition from Escalon Medical of the Drew/JAS business units, where he held the position of Vice President Sales and Marketing from January 2005. Prior to joining the company, Mr. Matuszak spent 12 years with Beckman Coulter where he held various roles in both field sales and service.

1/10/2014 9 ……... ERBA Family ….. With Presence in 55 Countries… ERBA Mexico Diagnostics Turkey US

The ERBA Family…….. History at a glance …….

1979	2002	2009	2009	2010	2011	2012	2012	2012	2013
Transasia Biomedicals Founded in Mumbai India	ERBA Mannheim Founded in Germany	Acquires ERBA Lachema in Cezch. Rep.	Acquires Russia Office	Acquires IVAX Diagnostics in the US	Acquires ERBA Diagnostics in Turkey	IVAX Diagnostics Changes Name to ERBA Diagnostics Changes NYSE MKT ticker to ERB	Acquires JAS Diagnostics and Drew Scientific in the US	Acquires An R&D Unit in France	Opens Mexico Office

1/10/2014 10

1/10/2014 11 ……To serve the following Global IVD markets 0 10 20 30 40 50 60 70 80 2011 2018 Our Portfolio Until 2012 CAGR 7.1% m oderate growth in the developed markets d ouble digit growth in emerging m arkets Figure in US$ billions Market Relevant to ERBA 35.7 Billion 65 Billion 2011 2018 * # + ** ## Sources: • * Transparency Market Research • # Clinical Chemistry Market Report – Renub Research • + Kalorama market Report • ** Global Industry Analyst Report • ## Frost & Sullivan Global Autoimmune testing Market report

1/10/2014 12 ……..With Well D efined Strategic Objectives Growth • Achieve and Sustain Growth through Portfolio Expansion • Geographic expansion by leveraging the ERBA group companies • Continue to expand portfolio through acquisitions Operational Efficiency • Consolidate Manufacturing in one location • Single ERP platform • Leverage purchasing across all entities Experienced Management Team. • Retain and attract talented, experienced leaders • Retention through “Pay for Performance”

1/10/2014 13 Expected Significant Growth Drivers……… • Expanded product offering in the US • Expanded Global Presence Jas/Drew Acquisition • Product Offering to serve expanded market segments – Hospitals, Ref. Labs, Physician Office Labs Comprehensive Product Portfolio • Leverage Transasia’s presence in emerging markets • Expand US presence by increasing and expanding relationships with Partners Leverage Group Synergies and capabilities 3 New Product Launches in 2014 All developed in - house • New HbA1c Analyser • Launch Chemistry Analyser for US market • New ELISA Processor and Reader

1/10/2014 14 ……. And Operational Efficiency Initiatives….. • UK manufacturing plant closed and moved to Miami Lakes • Expanded Miami facilities by 30,000 Sq. Ft. • In the process of moving Dallas and Diamedix production units to the new expanded facility in Miami Lakes • In house manufacturing of raw materials for Autoimmune and Infectious disease kits Manufacturing Consolidation • Consolidation of 3 ERP systems into one ERP platform, improving financial reporting, purchasing, inventory sales management and CRM One ERP Platform • Seek to enhance purchasing power through ERBA group consumption • Just in time inventory • Goal of improved Cash Flow Leverage Purchasing across all entities

1/10/2014 15 -5000 0 5000 10000 15000 20000 25000 30000 2011 2012 2013 Projected Unaudited Revenue Net Income …..Leading to improved F inancial Results 0 1 2 3 4 5 Jan-11 Jan-12 Jan-13 Jan-14 Stock Price US $ 000’S US $

1/10/2014 16 2 New Product Launches in 2014: The Lisa XL is a fully automated, 6 plate analyzer and IFA processor targeted towards the larger Blood Banks, Infectious diseases and autoimmune market segments. With dual probe processing system it will have a faster throughput than most micro plate processors available in the market today. Combined with options of tips or needle only it will also be more flexible and economical for use in laboratories.

1/10/2014 17 Hb - Vario : an automated HPLC system that is capable of measuring both HbA1c/ and A2 for the monitoring of diabetes. Diabetes continues to be one of the major challenges worldwide to the healthcare industry. The benefits of monitoring A1c values to better manage diabetes is well documented in numerous studies. The measurement control of A1c values is key to reducing co - morbidity complications within this population. Glycated hemoglobin (HbA1c) testing is poised to emerge as a popular technology with outpatient clinics and other small hospital - based laboratories according to a Global Industry Analyst report. The same report also forecasts that the global market for Diabetes Diagnostics is estimated to reach US$26 billion by the year 2015 . Bio - Rad and Tosoh are the market leaders in this segment. Diabetes testing is a focus area of growth for ERBA.